Client Name:
Client Project Name:	BINOM 2026-NQM1
Start - End Dates:	8/8/2025 - 12/17/2025
Deal Loan Count:	39

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Ability to Repay/Qualified Mortgage	CRDATRQM3124	TILA - Loan subject to Ability to Repay/Qualified Mortgage rule; Lender did not provide an ATR/QM status determination.	1
Credit	Terms/Guidelines	CRDTER113	Loan amount is below guideline minimum	1
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	1
Credit	Terms/Guidelines	CRDTER5787	SG Capital Delivery Restrictions -2	1
Credit	Assets	CRDAST2354	Asset Verification In File is Incomplete Per Requirements	1
Total				5

 ©2026 Clayton Services LLC. All rights reserved. Ownership and use of this report is governed by the legal agreement between Clayton and the party for which it was prepared. Any use not expressly authorized by such agreement, including reliance on this report by anyone other than such party, is prohibited.